SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:              January 31, 2005

(Date of earliest event reported)

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11336	41-1749708
(Commission File No.)	(IRS Employer Identification No.)

17400 Medina Road, Plymouth, MN 55447

(Address of Principal Executive Offices)(Zip Code)

(763) 551-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

This filing amends the Current Report on Form 8-K of Ciprico Inc. filed with the Securities and Exchange Commission on February 2, 2005 to file the required financial statements and pro forma financial information required by Item 7.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not required

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Ciprico Inc. and Huge Systems, Inc. as of December 31, 2004 and the unaudited pro forma condensed combined statement of operations of Ciprico Inc. and Huge Systems, Inc. for the fiscal year ended September 30, 2004 and the three-month period ended December 31, 2004 are filed as Exhibit 99.2.

(c)  Exhibits.

2.1                                 Asset Purchase Agreement dated January 31, 2005 by and among Ciprico Inc., Huge Systems, Inc., and the Principals named therein. *

10.1                           Short Term Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $300,000. *

10.2                           Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $1,412,545.10.  *

99.1                           Press Release, dated as of February 1, 2005. *

99.2                           Unaudited pro forma condensed combined balance sheet of Ciprico Inc. and Huge Systems, Inc. as of December 31, 2004 and the unaudited pro forma condensed combined statement of operations of Ciprico Inc. and Huge Systems, Inc. for the fiscal year ended September 30, 2004 and the three-month period ended December 31, 2004.

*Previously filed.

Certain related transaction documents and the exhibits and/or schedules thereto including the Asset Purchase Agreement (Exhibit 2.1) are not being filed herewith.  The Registrant undertakes to furnish a copy of any omitted transaction documents as well as the exhibits or schedules thereto to the Commission upon request.   Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted transaction documents and schedules.

Omitted Transaction Documents:

Option Agreement – Michael Anderson

Option Agreement – Tina Bow

Warrants to Additional Huge Systems Stockholders

Assignment and Confidentiality Agreement

Assignment and Assumption Agreement

Bill of Sale

Patent Assignment Agreement

Estimated Closing Balance Sheet

Notice and Acknowledgment of Advance Request

Third Party Consents

Consent of Huge Systems Directors and Shareholders

Exhibits and Schedules to the Asset Purchase Agreement:

Exhibits
Exhibit A	Short-Term Promissory Note (filed as an exhibit to this Current Report on Form 8-K)
Exhibit B	Assignment of Leases and Consent to Assignment of Leases
Exhibit C	Holdback Note (filed as an exhibit to this Current Report on Form 8-K)
Exhibit D	Opinion of Counsel for Seller
Exhibit E-1	Employment Agreement – Michael Anderson
Exhibit E-2	Employment Agreement – Tina Bow

Schedules
Schedule 2.2.3	Retained Assets
Schedule 2.3.1	Assumed Contracts
Schedule 2.5	Purchase Price Allocation
Schedule 3.1.1	Equipment
Schedule 3.1.2	Patents, Trademarks, Formulas, Etc.
Schedule 3.1.3	Certain Agreements, Etc.
Schedule 3.1.4	Permits, Licenses, Etc.
Schedule 3.1.5	Loans and Credit Agreements, Etc.
Schedule 3.1.6	Insurance Policies and Claims
Schedule 3.1.7	Employee Plans
Schedule 3.2	Organization; Directors and Officers
Schedule 3.3	Subsidiaries
Schedule 3.4	Authority
Schedule 3.5	Financial Statements
Schedule 3.6.3	Undisclosed Liabilities
Schedule 3.8	Litigation
Schedule 3.9	Compliance with Law
Schedule 3.11	Consents
Schedule 3.12	Title to and Condition of Assets
Schedule 3.13	Contracts
Schedule 3.14	Manufacturing Processes/Inventories
Schedule 3.15	Warranties
Schedule 3.16	Intellectual Property
Schedule 3.17	Leased Real Estate
Schedule 3.19.2	Multi-Employer Plan
Schedule 3.19.3	No Employee Plan
Schedule 3.21	Product Liability Claims
Schedule 3.22	Relations with Suppliers and Customers
Schedule 3.23	Environmental Matters
Schedule 3.24	Contracts with Related Parties

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Thomas S. Wargolet
Date: March 30, 2005		Thomas S. Wargolet, Vice President Finance / Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

to

Form 8-K Current Report

CIPRICO INC.

Exhibit Number	Description

2.1	Asset Purchase Agreement dated January 31, 2005 by and among Ciprico Inc., Huge Systems, Inc., and the Principals named therein. *

10.1	Short Term Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $300,000. *

10.2	Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $1,412,545.10 *

99.1	Press Release dated as of February 1, 2005. *

99.2

Unaudited pro forma condensed combined balance sheet of Ciprico Inc. and Huge Systems, Inc. as of December 31, 2004 and the unaudited pro forma condensed combined statement of operations of Ciprico Inc. and Huge Systems, Inc. for the fiscal year ended September 30, 2004 and the three-month period ended December 31, 2004.

*Previously filed.